Exhibit 99.3

PLAN CREDITOR LETTER

IN THE HIGH COURT OF JUSTICE	Claim No. CR-2025-007011
BUSINESS AND PROPERTY COURTS OF
ENGLAND AND WALES
INSOLVENCY AND COMPANIES LIST
(ChD)

IN THE MATTER OF FOSSIL (UK) GLOBAL SERVICES LTD

- and -

IN THE MATTER OF THE COMPANIES ACT 2006

RESTRUCTURING PLAN

(under Part 26A of the Companies Act 2006)

Between

FOSSIL (UK) GLOBAL SERVICES LTD and the PLAN CREDITORS

THIS LETTER IS THE PLAN CREDITOR LETTER (THE “LETTER”) AS REFERRED TO AND DEFINED IN THE EXPLANATORY STATEMENT, THE PLAN DOCUMENT AND THE TRANSACTION IMPLEMENTATION DEED.

SANCTIONS DISQUALIFIED PERSONS ARE NOT PERMITTED TO: (A) VOTE ON THE RESTRUCTURING PLAN; (B) RECEIVE ANY PLAN CONSIDERATION; OR (C) ELECT TO PARTICIPATE IN THE NEW MONEY OFFERING.

Any Plan Creditor wishing to vote on the Restructuring Plan, whose Notes were not validly placed on DTC’s Automated Tender Offer Program (“ATOP”) system in connection with the Exchange Offer as at the Record Date on 27 October 2025, must complete and submit this Letter to Epiq Corporate Restructuring, LLC (the “Information Agent”) in accordance with the instructions below no later than the Voting Instructions Deadline.

Any Plan Creditor wishing to participate in the New Money Offering that has not already instructed the DTC Participant(s) holding their Notes to electronically deliver such Notes into the voluntary corporate action event established on the ATOP system for the Rights Offering should complete the actions explained in this Letter by the Conditional Expiration Time.

If:

1.

your DTC Participant(s) has submitted an Agent/Attorney-in-Fact and Proxy Nominee Form in accordance with the Exchange Offer prior to the Exchange Offer Expiration Time (which step is automatically effectuated through any submission of the underlying Notes) and your Notes are placed on the ATOP system as of the Record Date on 27 October 2025 in accordance with the procedures of the Exchange Offer, then you will be a “Record Date Tendered Creditor” and you do not need to complete and submit this Letter in order to vote on the Restructuring Plan; and

2.

your DTC Participant(s) has validly electronically delivered your Notes into the voluntary corporate action event established on the ATOP system for the Rights Offering, then you do not need to take any action as set out in this Letter to participate in the New Money Offering.

i

If a Plan Creditor has instructed their DTC Participant(s) who has placed the Plan Creditor’s Notes on the ATOP system and submitted an Agent/Attorney-in-Fact and Proxy Nominee Form, such a Plan Creditor may instruct its DTC Participant(s) to withdraw such Plan Creditor’s Notes from placement on the ATOP system prior to the Conditional Expiration Time. If such a Plan Creditor instructs its DTC Participant(s) to withdraw such Plan Creditor’s Notes from placement on the ATOP system:

•	prior to the Record Date, then the Plan Creditor will need to complete and submit this Letter in order to vote on the Restructuring Plan; or

•

on or following the Record Date, then the instruction contained in the Agent/Attorney-in-Fact and Proxy Nominee Form to the Information Agent to vote in favour of the Restructuring Plan will be deemed irrevocable in respect of such a Plan Creditor’s holdings as at the Record Date for voting purposes at the Plan Meeting. Any such Plan Creditor will be considered a Record Date Tendered Creditor and will not need to complete and submit this Letter in order to vote on the Restructuring Plan.

If you have any questions in respect of this Letter then you should contact the Information Agent appointed by the Company in respect of the Restructuring Plan and the Exchange Transactions. The contact details of the Information Agent are set out below.

If a Retail Holder has any questions or objections regarding the Restructuring Plan or the Notes Restructuring, they are encouraged to contact the Retail Advocate, without charge, by emailing jy@fgadvocate.com.

FOR ANY ASSISTANCE WITH COMPLETING THIS LETTER, CONTACT:

Epiq Corporate Restructuring, LLC as the Information Agent of the Company

Telephone: + 1 (646) 362-6336

Email: registration@epiqglobal.com (with the subject line to include “Fossil”)

Plan Website: https://dm.epiq11.com/fossil

iii

KEY DATES AND EXPECTED TIMETABLE

EVENT / DEADLINE	TIME AND DATE

Record Date – the date on which the Plan Creditors’ entitlement to vote on the Restructuring Plan and the value of their Plan Claims are calculated from	Monday, 27 October 2025

Voting Instructions Deadline – subject to voting in person or via a proxy at the Plan Meeting itself, the latest date and time by which the Plan Creditors must submit their completed Plan Creditor Letters to the Information Agent in order to make their elections in respect of voting at the Plan Meeting	10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025

Plan Meeting – the date of the hybrid physical and virtual meeting of Plan Creditors to vote (either in person, by way of video conference, or by proxy) on the Restructuring Plan	2:00 p.m. (London time) / 9:00 a.m. (New York City time) on Thursday, 6 November 2025

Sanction Hearing – the Court hearing to sanction the Restructuring Plan	On or around Monday, 10 November 2025

Conditional Expiration Time – the latest time by which Plan Creditors will be able to elect to participate in the New Money Offering by instructing the DTC Participant(s) holding their Notes to validly electronically deliver their Notes into the event established on the ATOP system. If a Plan Creditor validly does so, they will be automatically agreeing to pay for their portion of the New Money Offering on the Subscription Payment Deadline	10:00 p.m. (London time) / 5:00 p.m. (New York City time) on or around Monday, 10 November 2025

Plan Effective Date – the date on which the Restructuring Plan is anticipated to become effective (if sanctioned by the Court and assuming all conditions precedent are satisfied and/or waived in due course)	On or around Tuesday, 11 November 2025

Subscription Payment Deadline – the date on which payment for the New Money Offering will be automatically charged by DTC to the DTC Participant of the Plan Creditors (other than Supporting Holders) that elect to participate in the New Money Offering	On or around Tuesday, 11 November 2025

Restructuring Effective Date – the date on which the Notes Restructuring is anticipated to be implemented	On or around Thursday, 13 November 2025

The dates given are based on current expectations and may be subject to change. If any of the expected dates change, adequate notice of the change will be given to the Plan Creditors by such notice being made available on the Plan Website. Plan Creditors are encouraged to monitor the Plan Website (https://dm.epiq11.com/fossil) regularly for any updates.

You are advised to ensure that your DTC Participant(s) acts well in advance of the above deadlines in order to make sure all the necessary procedures are completed in advance of the relevant deadlines to allow your completed Letter to be submitted to the Information Agent.

If the Plan Effective Date occurs, the Restructuring Plan will become effective and binding on all Plan Creditors in accordance with its terms, regardless of whether a Plan Creditor voted in favour or against the Restructuring Plan.

If the actions outlined in Part 3 (Information regarding New Money Offering Elections) of this Letter have not been validly completed by the prescribed deadlines, you will lose the right to participate in the New Money Offering; and/or your Plan Consideration will be limited to Second-Out Notes and Warrants, which will be issued to your DTC Participant(s) via DTC on or as soon as practicable following the Restructuring Effective Date without any further actions or instructions being required from you.

INTRODUCTION AND INSTRUCTIONS FOR THE COMPLETION AND SUBMISSION OF

THIS LETTER

Introduction

Capitalised terms used in this Letter but not defined in it have the same meaning as given to them in the explanatory statement relating to the Restructuring Plan dated 16 October 2025 and as distributed to the Plan Creditors by the Company pursuant to section 901D of the Companies Act 2006. (the “Explanatory Statement”).

If you are not a Record Date Tendered Creditor, this Letter must be validly completed by you in order to vote on the Restructuring Plan.

This Letter is divided into three (3) parts as summarised in “Summary of the Contents of this Letter” below. Plan Creditors should read the “Summary of the Contents of this Letter” section carefully to ensure that they complete all relevant parts of this Letter by the relevant deadline(s).

In particular, if you are not a Record Date Tendered Creditor (that is, if your Notes are not placed on the ATOP system as of the Record Date of 27 October 2025 in accordance with the procedures of the Exchange Offer), then you must use this Letter to make your elections in respect of voting at the Plan Meeting. Failure to comply with the relevant deadlines may result in your vote not counting for the purposes of the Plan Meeting.

Before any part of this Letter is completed, Plan Creditors should read the Plan Document and the Explanatory Statement and, in particular, Appendix 2 (Instructions and guidance for Plan Creditors) to the Explanatory Statement. The Plan Document and the Explanatory Statement and all relevant associated documentation can be found on the Plan Website maintained by the Information Agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/fossil, once the Plan Creditor has registered for access with the Information Agent.

Completion of this Letter

Each Plan Creditor who has not already arranged for submission of an Agent/Attorney-in-Fact and Proxy Nominee Form in accordance with the Exchange Offer must validly complete this Letter in order to vote at the Plan Meeting.

The relevant parts of this Letter must be validly completed together with any accompanying documents and evidence and must be submitted to the Information Agent as soon as possible and in any event within the deadlines set out in this Letter.

The Plan Creditor Letter should be submitted to the Information Agent by either:

1.	completing the online form of Plan Creditor Letter and uploading all accompanying documents on the Plan Website; or

2.

transmitting the completed Plan Creditor Letter in a scanned PDF with all accompanying documentation via email to the Information Agent at: registration@epiqglobal.com with “Fossil” referenced in the subject line, in either case, as soon as possible and, in any event, so as to be received by no later than 10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025 being the Voting Instructions Deadline.

Each person completing this Letter on behalf of a Plan Creditor confirms and warrants that it is a person who, in accordance with the laws of the relevant jurisdiction, is acting under the authority of the Plan Creditor, is duly authorised to complete and deliver this Letter and to give the voting instructions set out in this Letter and, if applicable, appoints the person named in this Letter to attend, speak and vote (as applicable) at the Plan Meeting.

All proxy appointments and elections made in this Letter shall, subject to verification by the Information Agent, be final and binding on and from the date of submission of this Letter to the Information Agent, with the exception of the “Indication of Voting Intention / Voting Instruction” set out in Part 2 (Voting Instructions) of this Letter.

By electing to vote for the Restructuring Plan in Part 2 (Voting Instructions) of this Letter, the Plan Creditor hereby agrees that the Company may, at the Sanction Hearing, consent on behalf of the Plan Creditor to any modification of the Plan Document, the Transaction Implementation Deed and each Restructuring Document that the Court may think fit to approve or impose for the purpose of implementing and/or consummating the Restructuring Plan.

Notwithstanding any other provisions of this Letter: (i) any representation, undertaking, or confirmation required to be delivered; (ii) any deadline for the making of any elections, the delivery of any documents, or the taking of any actions; and/or (iii) the form of any elections or documents required to be delivered, in each case under or in connection with this Letter, may be accepted in such other form, or at such other time, as agreed by the Company in its sole discretion.

What do you need to complete?

If a Plan Creditor is a Record Date Tendered Creditor because its DTC Participant(s) has validly submitted an Agent/Attorney-in-Fact and Proxy Nominee Form in accordance with the Exchange Offer prior to the Exchange Offer Expiration Time (which step is automatically effectuated through any submission of the underlying Notes as of the Record Date on 27 October 2025 in accordance with the procedures of the Exchange Offer), then such Record Date Tendered Creditor does not need to complete and submit this Letter to the Information Agent in order to vote on the Restructuring Plan.

Any Plan Creditor, that is not a Record Date Tendered Creditor, who wishes to vote on the Restructuring Plan must validly complete the relevant sections of:

•	Part 1 (Plan Creditor and Plan Consideration Information); and

•	Part 2 (Voting Instructions),

and submit their completed Letter to the Information Agent on or prior to the Voting Instructions Deadline (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025).

In addition, Plan Creditors whose DTC Participant(s) holding their Notes have not already validly electronically delivered their Notes into the voluntary corporate action event established on the ATOP system for the Exchange Offer, and who wish to participate in the New Money Offering must complete the actions described in Part 3 (Information regarding New Money Offering Elections) prior to the Conditional Expiration Time, that is, by 10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 10 November 2025.

If a Plan Creditor, or their DTC Participant(s) fails to do so, this will result in such a Plan Creditor losing their entitlement to participate in the New Money Offering. In this case, the Plan Creditor will receive Second-Out Notes and Warrants, which will be issued to such Plan Creditor’s DTC Participant(s) via DTC on or as soon as practicable following the Restructuring Effective Date without any further actions or instructions being required from such Plan Creditor.

General

In this Letter, reference to “validly completed” means, in relation to a Letter, a Letter which, to the satisfaction of the Information Agent (acting reasonably):

(a)	has had each relevant part and section thereof completed in full; and

(b)	gives all required authorisations, confirmations and undertakings in the form requested therein.

In the event of any inconsistency between the summaries and explanations given in this Letter (including as regards to a Plan Creditor’s Plan Consideration (whether before or after the Restructuring Effective Date)) and the Plan Document, the Transaction Implementation Deed and the Restructuring Documents, the terms of the Plan Document, the Transaction Implementation Deed and the Restructuring Documents (as applicable) shall prevail.

The Information Agent acts in its capacity as agent of the Company only and owes no duty, whether express or implied, to any Plan Creditor.

This Letter and any non-contractual obligations arising out of or in relation to it shall be governed by, and interpreted in accordance with, English law and the courts of England and Wales shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter.

SUMMARY OF THE CONTENTS OF THIS LETTER

Part 1: Plan Creditor and Plan Consideration Information

If you are not a Record Date Tendered Creditor, you must complete this Part 1 (Plan Creditor and Plan Consideration Information) in accordance with the instructions below.

Part 1 (Plan Creditor and Plan Consideration Information) must be validly completed by all Plan Creditors (excluding Record Date Tendered Creditors) in order to vote at the Plan Meeting.

Part 1 (Plan Creditor and Plan Consideration Information) is divided into the following sections and should be completed as follows:

Sections	To be completed by	Deadline
Section A (Administrative Details)	All Plan Creditors who wish to vote on the Restructuring Plan (excluding Record Date Tendered Creditors)	Voting Instructions Deadline (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025)
Section B (Plan Claim amount)
Section C (DTC Participant Certification)

If Part 1 (Plan Creditor and Plan Consideration Information) is not validly completed by a Plan Creditor by the prescribed deadlines, such a Plan Creditor may not be able to vote at the Plan Meeting.

Part 2: Voting Instructions

If you are not a Record Date Tendered Creditor, you must complete this Part 2 (Voting Instructions) in accordance with the instructions below.

Part 2 (Voting Instructions) of this Letter must be validly completed by a Plan Creditor (excluding Record Date Tendered Creditors) if it wishes to vote on the Restructuring Plan.

Part 2 (Voting Instructions) is divided into the following sections and should be completed as follows:

Sections	To be completed by	Deadline
Section A (Attendance at the Plan Meeting)	All Plan Creditors (excluding Record Date Tendered Creditors)	Voting Instructions Deadline (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025)
Section B (Indication of Voting Intention/Voting Instruction)

Failure to comply with the relevant deadline may result in such Plan Creditor’s vote not counting for the purposes of the Plan Meeting.

In order for a Plan Creditor to vote at the Plan Meeting, the Plan Creditor must:

(a)	be a Record Date Tendered Creditor;

(b)

(physically or remotely) attend the Plan Meeting and vote itself or, if a corporate entity, by an authorised representative (with appropriate documentation as provided in the Explanatory Statement and this Plan Creditor Letter);

(c)

have submitted their completed and signed Plan Creditor Letter (including the DTC Participant Certification in Section C (DTC Participant Certification) of Part 1 (Plan Creditor and Plan Consideration Information)) to the Information Agent either by:

(i)	submission through the Plan Website: https://dm.epiq11.com/fossil; or

(ii)	email to Registration@epiqglobal.com (with “Fossil” referenced in the subject line),

as soon as possible and in any event to be received by no later than 10:00 p.m. (London time) / 5:00 p.m. (New York City time) on 3 November 2025 being the date that is three (3) Business Days prior to the Plan Meeting; or

(d)

arrange for a hard copy form of their completed and signed Plan Creditor Letter (with appropriate documentation as provided in the Explanatory Statement and this Plan Creditor Letter) to be delivered by hand to the Chairperson at the Plan Meeting, appointing either the Chairperson or another person to attend the Plan Meeting and vote as proxy on the Plan Creditor’s behalf.

Plan Creditors may vote in person physically or via video conference at the Plan Meeting or they may appoint another person, whether a Plan Creditor or not, as their proxy to attend and vote in their place.

Where a Plan Creditor or its proxy (apart from the Chairperson) intends to attend the Plan Meeting in person or via video conference, at the registration of the Plan Meeting, they are required to provide (or, where attending via video conference, hold up to the camera):

(a)

natural persons: an Identification Document as proof of personal identity. The passport or identification details contained in the Identification Document must match the details provided by the Plan Creditor in Part 2 (Voting Instructions) of this Letter;

(b)

corporate persons: evidence of the relevant representative’s or individual proxy’s authority (as applicable) to attend the Plan Meeting on behalf of the Plan Creditor (for example, a valid power of attorney and/or board resolutions); and

(c)	a validly completed Letter.

Registration for the Plan Meeting will commence at 1:30 p.m. (London time) / 8:30 a.m. (New York City time) on Thursday, 6 November 2025 (being 30 minutes before the anticipated time of the Plan Meeting). The anticipated start time of the Plan Meeting is set out in the Notice of Plan Meeting, which is Appendix 3 (Form of Notice of Plan Meeting) to the Explanatory Statement and is available on the Plan Website at https://dm.epiq11.com/fossil.

Plan Creditors that are corporate persons are required to submit evidence of the relevant representative’s or individual proxy’s (other than the Chairperson) authority (as applicable) to attend (either in person or by way of video conference) the Plan Meeting on behalf of the Plan Creditor (for example, a valid power of attorney and/or board resolutions) to the Information Agent when submitting their Letter.

If:

(a)	the applicable sections of the Letter are not validly completed and submitted by the prescribed deadline;

(b)	appropriate evidence of corporate authority is not produced for proxies (other than the Chairperson) or representatives attending on behalf of a Plan Creditor; and

(c)	such proxies or representatives do not provide Identification Documents during registration for the Plan Meeting,

that proxy shall only be permitted to attend and vote at the Plan Meeting at the discretion of the Chairperson.

Part 3: Information regarding New Money Offering Elections

If you wish to participate in the New Money Offering, you must complete the actions described in Part 3 (Information regarding New Money Offering Elections) in accordance with the instructions below.

All Plan Creditors are eligible to participate in the New Money Offering. Plan Creditors who participate in the New Money Offering will receive their allocation of First-Out Notes and Common Stock in addition to the Warrants via DTC on or as soon as practicable following the Restructuring Effective Date.

To participate in the New Money Offering, Plan Creditors must instruct the DTC Participant(s) holding their Notes to validly electronically deliver such Notes into the voluntary corporate action event established on the ATOP system for the Rights Offering (or the Private Exchange, as applicable) prior to the Conditional Expiration Time, that is, by 10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 10 November 2025.

Failure by a Plan Creditor, or their DTC Participant(s), to take this action prior to the Conditional Expiration Time (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 10 November 2025) may result in the relevant Plan Creditor:

(a)	not being entitled to participate in the New Money Offering;

(b)	not being entitled to receive First-Out Notes or Common Stock; and

(c)

receiving Second-Out Notes and Warrants as its Plan Consideration which will be issued to such Plan Creditor’s DTC Participant(s) via DTC on or as soon as practicable following the Restructuring Effective Date without any further actions or instructions being required from such a Plan Creditor.

FOR ANY ASSISTANCE WITH COMPLETING THIS LETTER, CONTACT:

Epiq Corporate Restructuring, LLC as the Information Agent of the Company

Telephone: + 1 (646) 362-6336

Email: registration@epiqglobal.com (with the subject line to include “Fossil”)

Plan Website: https://dm.epiq11.com/fossil

PART 1

PLAN CREDITOR AND PLAN CONSIDERATION INFORMATION

IF YOU ARE NOT A RECORD DATE TENDERED CREDITOR, YOU MUST VALIDLY COMPLETE AND SUBMIT THIS LETTER TO THE INFORMATION AGENT.

THIS SECTION OF THE LETTER MUST BE VALIDLY COMPLETED BY ALL PLAN CREDITORS (EXCLUDING RECORD DATE TENDERED CREDITORS) WHO WISH TO VOTE AT THE PLAN MEETING.

Each of SECTION A, SECTION B and SECTION C must be validly completed by all Plan Creditors (excluding Record Date Tendered Creditors) in order to vote at the Plan Meeting.

If the relevant sections of this Part 1 are not validly completed by Plan Creditors by the Voting Instructions Deadline (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025), they may not be able to vote at the Plan Meeting.

Section A: Administrative Details

Full name of Plan Creditor:

……………………………………………………………………………………………………

Telephone number (with country code):

……………………………………………………………………………………………………

E-mail address:

……………………………………………………………………………………………………

Principal contact person:

……………………………………………………………………………………………………

Jurisdiction of Plan Creditor

……………………………………………………………………………………………………

Section B: Plan Claim amount

All Plan Creditors (excluding Record Date Tendered Creditors) must, by no later than the prescribed deadline, complete this Part 1, Section B by indicating below the value of its Plan Claims in respect of the Company as at the Record Date.

Plan Claim amount in respect of the Company (complete if you are a Plan Creditor):

Notes, CUSIP and ISIN	Number of Notes held in DTC as at the Record Date	Aggregate principal amount of Notes held in DTC as at the Record Date (Number of Notes multiplied by $25)
7.00% senior unsecured notes due 2026 (CUSIP 34988V304, ISIN US34988V3042) Six million in Number and US $150 million in principal amount

The information provided in this Section B by a Plan Creditor will be used for the purposes of voting at the Plan Meeting with its Plan Claims valued as at the Record Date, subject to the details provided in Appendix 1 (DTC Participant Certification) by the DTC Participant.

The Chairperson may reject a Plan Claim in whole or in part if they consider that the information provided does not accurately reflect that Plan Creditor’s holdings as verified by the DTC Participant Certification contained at Section C below. If the Plan Claim is disputed, the Chairperson will admit the lower of the disputed values of the Plan Claim for the purposes of voting at the Plan Meeting.

If a Plan Creditor (who is not a Record Date Tendered Creditor) wishes for its record of its Plan Claim amount(s) to be taken into consideration for voting purposes, it must validly complete this Section B and submit its completed Letter to the Information Agent by no later than the Voting Instructions Deadline (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025).

Plan Creditors are advised that the information provided in this Section B shall NOT be used for the purposes of determining and delivering Plan Creditors’ Plan Consideration.

Plan Creditors should consult the applicable Restructuring Document(s) for more detailed instructions and requirements for the purposes of determining and delivering their Plan Consideration.

Section C: DTC Participant Certification

To vote at the Plan Meeting, the Plan Creditor named in Part 1 (Plan Creditor and Plan Consideration Information) of this Letter must deliver a DTC Participant Certification executed by its DTC Participant to the Information Agent in the form set out in Appendix 1 (DTC Participant Certification) to this Letter by either:

1.	uploading it to the Plan Website in connection with the completion and submission of the online form of this Letter on the Plan Website; or

2.

transmitting the validly completed Plan Creditor Letter (including the DTC Participant Certification) in a scanned PDF via email to the Information Agent at: registration@epiqglobal.com with “Fossil” referenced in the subject line, by no later than the Voting Instruction Deadline (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025).

The DTC Participant Certification contained at Appendix 1 (DTC Participant Certification) to this Letter is available for download from the Plan Website at https://dm.epiq11.com/fossil.

Failure by a Plan Creditor to include a valid DTC Participant Certification executed by a DTC Participant with this Letter by the applicable deadline will invalidate this Letter and the relevant Plan Creditor may not be entitled to vote at the Plan Meeting. In such circumstances, the ability of such a Plan Creditor to vote at the Plan Meeting will be subject to the discretion of the Chairperson.

PLEASE REACH OUT TO THE INFORMATION AGENT AS SOON AS POSSIBLE IF YOU MISS THE DEADLINE FOR DELIVERY OF THE DTC PARTICIPANT CERTIFICATION.

PART 2

VOTING INSTRUCTIONS

IF YOU ARE NOT A RECORD DATE TENDERED CREDITOR, YOU MUST VALIDLY COMPLETE AND SUBMIT THIS LETTER TO THE INFORMATION AGENT.

THIS SECTION OF THE LETTER MUST BE VALIDLY COMPLETED BY ALL PLAN CREDITORS (EXCLUDING RECORD DATE TENDERED CREDITORS) WHO WISH TO VOTE AT THE PLAN MEETING.

Failure to validly complete and submit this Part 2 by the Voting Instruction Deadline (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025) (along with the relevant sections of Part 1 (Plan Creditor and Plan Consideration Information) of this Letter by the relevant deadlines set out therein) and/or a failure to provide all relevant supporting information may result in such Plan Creditor’s vote not counting for the purposes of the Plan Meeting.

PLEASE REACH OUT TO THE INFORMATION AGENT AS SOON AS POSSIBLE AHEAD OF THE PLAN MEETING IF YOU MISS THE VOTING INSTRUCTIONS DEADLINE BUT WISH TO VOTE ON THE RESTRUCTURING PLAN.

YOU MUST ONLY MAKE ONE (1) ELCTION IN SECTION A BELOW.

Section A: Attendance at the Plan Meeting

The Plan Creditor identified in Section A (Administrative Details) of Part 1 (Plan Creditor and Plan Consideration Information) of this Letter wishes to:

A.	Appoint the Chairperson of the Plan Meeting as its proxy to attend and vote on its behalf;

OR

B.	Appoint the following individual (being a person other than the Chairperson) to attend as its proxy and vote on its behalf; or

Name: _______________________________

Email: _______________________________

Passport (or government issued photographic identification) country and identification number:

_______________________________     _______________________________

       Identification Country of Issuance         Number/ Identification Number

OR

C.	Attend and vote in person at the Plan Meeting (if a corporate person, by the below-named individual as its representative):

Name: _______________________________
Email: _______________________________

Passport (or government issued photographic identification) country and identification number:

_______________________________    _______________________________

Identification Country of Issuance     Number/ Identification Number

Notes:

If the Plan Creditor is a corporate person, please enclose evidence of the authority granted to the above-named individual as proxy or representative (for example, a valid power of attorney or board resolutions) when submitting this Letter.

In order to attend the Plan Meeting (physically or via video conference), an attendee may be asked to produce at the registration of the Plan Meeting:

(a)	a duplicate copy of the completed Letter for each Plan Creditor they represent;

(b)	a passport (or government issued photographic identification), matching the details above, as proof of identity; and

(c)

where they are representing a corporate person, evidence of the relevant representative’s or individual proxy’s authority (as applicable) to attend the Plan Meeting on behalf of the Plan Creditor (for example, a valid power of attorney and/or board resolutions).

In order to attend the Plan Meeting via video conference, an attendee will need to have been granted access details to the video conference platform by the Information Agent, following submission of the required evidence explained above by the Voting Instructions Deadline (being 10 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025). Such attendee may be required to prove their identity on the video conference platform during the registration period in the 30 minutes before the scheduled time of the Plan Meeting.

In order to attend the Plan Meeting physically, an attendee should identify themselves at the registration desk at the office of Weil, Gotshal & Manges LLP at 110 Fetter Lane, London EC4A 1AY, United Kingdom, no later than 30 minutes before the scheduled time of the Plan Meeting.

If a Record Date Tendered Creditor wishes to attend the Plan Meeting (physically or via video conference), they should notify the Information Agent as soon as possible and in any event by the Voting Instructions Deadline (being 10 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025). Such Record Date Tendered Creditors will:

(a)

need to request the Voluntary Offer Instruction Number from their DTC Participant(s) which corresponds to the submission of their Notes on the ATOP system and the submission of the Agent/Attorney-in-Fact and Proxy Nominee Form by their DTC Participant(s), and provide the Voluntary Offer Instruction Number to the Information Agent and the Chairperson; and

(b)	may be requested to provide such identification document and evidence of the authority as requested by the Information Agent or the Chairperson,

in each case, during the registration period in the 30 minutes before the scheduled time of the Plan Meeting.

Section B: Indication of Voting Intention/Voting Instruction

The Plan Creditor identified in Section A (Administrative Details) of Part 1 (Plan Creditor and Plan Consideration Information) of this Letter intends to vote, or hereby instructs its proxy to vote, in accordance with the below election at the Plan Meeting by ticking in the relevant box FOR or AGAINST.

You must make only ONE election on whether you vote FOR or AGAINST in respect of the Plan Meeting and your voting selection will be deemed to have been made in respect of all of your Plan Claims for the Plan Meeting.

☐ Vote FOR the Restructuring Plan (subject to, any modification, addition or condition approved or imposed by the Court)

☐ Vote AGAINST the Restructuring Plan

By signing this Part 2, Section B and voting for the Restructuring Plan (or having its proxy do so), the Plan Creditor identified in Section A (Administrative Details) of Part 1 (Plan Creditor and Plan Consideration Information) of this Letter:

1.

agrees that the Company may, at the Sanction Hearing, consent on behalf of the Plan Creditor to any modification of the Plan Document, the Transaction Implementation Deed and each Restructuring Document (as defined in the Restructuring Plan) that the Court may think fit to approve or impose for the purpose of implementing and/or consummating the Restructuring Plan; and

2.

instructs the Company, to sign the Restructuring Documents (as defined in the Restructuring Plan) and such agreements, documents or other instruments to effect the Notes Restructuring that the Company requests.

Executed by the Plan Creditor or an authorised representative for and on behalf of the Plan Creditor identified in Part 1, Section A of this Letter:

Name: _________________________________

Signature: ______________________________

Date: __________________________________

PART 3

INFORMATION REGARDING NEW MONEY OFFERING ELECTIONS

Participation in the New Money Offering Election may only be effectuated through the separate process described below, and not through this Letter.

However, the actions described in this Part 3 (Information Regarding New Money Offering Elections) must be validly completed by Plan Creditors who wish to participate in the New Money Offering in accordance with the instructions below.

All Plan Creditors are eligible to participate in the New Money Offering. Plan Creditors who participate in the New Money Offering will receive their allocation of First-Out Notes and Common Stock in addition to the Warrants via DTC on or as soon as practicable following the Restructuring Effective Date.

To participate in the New Money Offering, Plan Creditors must instruct the DTC Participant(s) holding their Notes to validly electronically deliver such Notes into the voluntary corporate action event established on the ATOP system for the Rights Offering (or Private Exchange, as applicable) by the Conditional Expiration Time, that is, by 10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 10 November 2025.

Failure to take this action by the Plan Creditor, or their DTC Participant(s), by the Conditional Expiration Time (10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 10 November 2025) will result in the relevant Plan Creditor:

(a)	not being entitled to participate in the New Money Offering;

(b)	not being entitled to receive First-Out Notes or Common Stock; and

(c)

receiving Second-Out Notes and Warrants as its Plan Consideration which will be issued to the Plan Creditor’s DTC Participant(s) via DTC on or as soon as practicable following the Restructuring Effective Date without any further actions or instructions being required from the relevant Plan Creditor.

Plan Creditors should consult the Explanatory Statement and the TSA (as applicable) for further detail in relation to the New Money Offering. The TSA is available for review by Plan Creditors at Exhibit 10.1 of the Form 8-K filed by FGI on 13 August 2025 on the SEC website (www.sec.gov). The Explanatory Statement is also available for review on the SEC website (www.sec.gov).

As part of the launch of the Exchange Transactions on 9 September 2025, FGI initiated a voluntary corporate action event on the ATOP system in respect of the Exchange Offer and the Rights Offering.

In order to participate in the New Money Offering, Plan Creditors must instruct the DTC Participant(s) holding their Notes to validly electronically deliver such Notes into the voluntary corporate action event established on the ATOP system for the Rights Offering. If a Plan Creditor (other than a Supporting Holder) instructs their DTC Participant(s) to select an option on the ATOP system that includes the exercise of subscription rights for First-Out Notes, then the Plan Creditor will be automatically agreeing to pay for such First-Out Notes to be issued on or as soon as practicable following the Restructuring Effective Date as part of the New Money Offering. Failure by the Plan Creditor, or their DTC Participant(s), to validly complete the above by 10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 10 November being the Conditional Expiration Time will result in the Plan Creditor losing its entitlement to participate in the New Money Offering. In this case, the Plan Creditor’s Plan Consideration will comprise Second-Out Notes and Warrants (not First-Out Notes or Common Stock) which will be issued to the Plan Creditor’s DTC Participant(s) via DTC on or as soon as practicable following the Restructuring Effective Date without any further actions or instructions being required from such a Plan Creditor.

Payment of the applicable aggregate subscription price for the New Money Offering with respect to any Plan Creditor that is not a Supporting Holder will be automatically charged by DTC on the Subscription Payment Deadline on Tuesday, 11 November 2025 to the DTC Participant that tendered such Plan Creditors’ Notes on the ATOP system.

If there are insufficient funds in the account of a Plan Creditor’s DTC Participant(s), such that a Plan Creditor fails to fund its allocation of the New Money Offering, such a Plan Creditor will instead have their Plan Consideration limited to Second-Out Notes and Warrants which will be issued to such Plan Creditor’s DTC Participants via DTC on or as soon as practicable following the Restructuring Effective Date without any further actions or instructions being required from such a Plan Creditor.

Appendix 1

DTC Participant Certification

From:	The DTC Participant specified below (the “DTC Participant”, “we” and “us”)

To:	Fossil (UK) Global Services Ltd (the “Company”)

Epiq Corporate Restructuring, LLC (the “Information Agent”)

Copy:	[insert Plan Creditor name] (the “Plan Creditor”)

[insert date] 2025

1	We refer to:

(a)

the explanatory statement dated 16 October 2025 and issued pursuant to section 901D of the Companies Act 2006 in connection with the Restructuring Plan under Part 26A of the Companies Act 2006 proposed by the Company (the “Explanatory Statement”); and

(b)	the form of the Plan Creditor Letter as set out in Appendix 1 (Form of Plan Creditor Letter) to the Explanatory Statement.

2	Terms not otherwise defined in this letter shall have the meaning given to them in the Explanatory Statement.

3

This letter is a DTC Participant Certification and is being provided in connection with the submission of a Plan Creditor Letter in accordance with its terms by the Plan Creditor and in respect of the Notes held by the DTC Participant on behalf of the Plan Creditor as specified below as of the Record Date on 27 October 2025:

Notes, CUSIP and ISIN	Number of Notes held in DTC as at the Record Date	Aggregate principal amount of Notes held in DTC as at the Record Date (Number of Notes multiplied by $25)	DTC Participant Name
7.00% senior unsecured notes due 2026 (CUSIP 34988V304, ISIN US34988V3042) Six million in Number and US $150 million in principal amount

4

By signing, and affixing a DTC medallion stamp to (or otherwise executing in accordance with the directions below) this letter, we hereby acknowledge and confirm that, as of the Record Date, that the DTC Participant shown below holds the Notes in the amount set out in the table at paragraph 3 above on behalf of the Plan Creditor (the “Record Date Notes”):

Authorised Signature of DTC Participant: ________________________________________

Name of Signatory: __________________________________________________________

Name of DTC Participant: _____________________________________________________

DTC Participant Number: ______________________________________________________

Telephone Number with Area Code: ______________________________________________

Email Address: _______________________________________________________________

Date: __________________________________

MEDALLION GUARANTEE:

(In lieu of providing a medallion stamp, a DTC Participant may provide a notarized signature above and attach a list of authorized signatories on the letterhead of the DTC Participant.)